UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset values (NAV) per share at that date were $13.34, $13.29 and $13.36 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Preferred Securities and Income Fund—Class A	10.71%	22.04%
Cohen & Steers Preferred Securities and Income Fund—Class C	10.34%	21.31%
Cohen & Steers Preferred Securities and Income Fund—Class I	10.98%	22.52%
BofA Merrill Lynch Fixed Rate Preferred Index[a]	3.99%	13.60%
Blended benchmark—50% BofA Merrill Lynch US Capital Securities Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[a]	7.32%	17.40%
S&P 500 Index[a]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

a  The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The BofA Merrill Lynch US Capital Securities Index is a subset of the BofA Merrill Lynch US Corporate Index. The BofA Merrill Lynch US Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Preferred securities performed well in 2012, both in absolute terms and compared with other fixed income categories. The group benefited from demand for above-average income in an environment of slow economic growth and historically low interest rates, as well as a general betterment in the credit fundamentals of many financial companies. Preferreds' strong performance also reflected technical price support: an already favorable supply/demand dynamic improved when the Federal Reserve released a banking supervision statement that opened the door to more significant call activity.

Political uncertainty in Europe continued to drive volatility in financial markets, including in the preferreds space. Sentiment on this front improved as European Union officials took steps to ease the strain on sovereign balance sheets. In September, an agreement was reached to permit the European Central Bank to conduct unlimited open-market purchases of sovereign debt from countries willing to agree to certain conditions, prompting a sharp downturn in bond yields in Spain and Italy. Markets also benefited from signs of economic stabilization in China, which mitigated one of the key risks to global growth.

Redemptions continued, while new issuance accelerated

In June, the Federal Reserve released a much-anticipated notice laying out new proposed capital treatment rules. This enabled U.S. banks to take advantage of a special "regulatory call" window to redeem trust preferreds destined to lose their Tier 1 regulatory status. Call activity spiked in the window, with more than $30 billion redeemed by early September.

Federal Reserve guidance also provided the first clear indication of what types of preferreds would continue to offer Tier 1 capital treatment. Accordingly, with investors continuing to show strong interest in preferreds, U.S. banks began to issue in large sizes for the first time since 2008. Issuance appeared to be opportunistic, taking advantage of low market rates. To be sure, redemptions did not dry up; in October, Bank of America announced a $5.1 billion redemption of its preferreds, an example of a company removing higher-coupon securities that happened to be callable.

New preferred supply from U.S. banks was largely concentrated in the retail exchange-traded market, where companies could generally get more-favorable terms. Issuance in the over-the-counter (OTC) institutional market was relatively light (aiding the outperformance of OTC preferreds in the year), but there were some large deals, including from foreign issuers. One noteworthy transaction was a Barclay's $3 billion contingent capital (CoCo) security, the largest single publicly offered CoCo to date. These new forms of bank capital are favored by European regulators and have write-down or conversion to equity features in the event the issuer's capitalization falls below a target level.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance was broadly positive by sector

In this environment, bank and insurance company issues had the largest gains for the year, despite further compression of net interest margins (banks) and lower investment incomes (insurance) related to a low and relatively flat Treasury yield curve. In addition to the positive technical of a shrinking investable market due to issuer redemptions, bank preferreds benefited from steady improvements in credit fundamentals, including higher capital mandated by regulators and better asset quality supported in part by an improving housing market. Insurance issuers, too, generally saw capital improve; however, life issuers were particularly challenged by the yield environment, which hindered their investment returns.

Real estate, utilities and telecommunications preferreds had relatively modest gains. From a regional standpoint, dollar-denominated European preferreds were subject to wide swings in performance, but ended with a strong gain for the period.

Fund performance

The Fund had a positive total return for the year and outperformed its blended benchmark by a wide margin. The primary factor affecting relative performance was our security selection in the financial sectors (banking, insurance, finance and brokerage). We were well positioned to benefit from regulatory reform trends, having previously sold many callable hybrid preferreds that we expected to be redeemed. Instead, we favored securities with relatively high coupons and substantial call protection, including many out-of-index issues. As the preferred market shrank and credit spreads collapsed, securities that could not be called generally continued to rise. In addition, we had beneficial positions in certain European issuers based on what we viewed as very attractive discounts.

Our overweight in REIT preferreds detracted from relative returns, although this was offset by positive security selection in the sector, in part due to our avoidance of preferreds issued by Public Storage, a serial issuer. Similarly, our overweight in telecommunications preferreds had a negative effect on performance that was largely offset by positive stock selection. Our out-of-index allocation to pipeline securities had a sizable absolute gain but trailed the wider preferred securities market.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return for the period.

Investment Outlook

Given the pending implementation of Basel III regulatory rules (an official commencement date has yet to be established across many global jurisdictions) and a U.S. regulatory framework that appears largely set, while we believe banks will continue to redeem existing preferreds, we expect them to also issue many new ones that will work under the new framework. Consequently, net supply is becoming more balanced after a meaningful contraction in the preferreds market over the past year. We expect new supply to remain elevated, assuming that credit markets remain receptive, which could result in a

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

net increase in supply in 2013. We note that some of the new issuance will be in the form of untested structures with greater yield spreads and potential room for price appreciation.

In this context, we believe it will be important to have a strategy that is active and flexible enough to take advantage of best values wherever they exist. We are generally finding better opportunities in the over-the-counter institutional market, which offers a wider array of issuers and structures, including the new CoCo securities and preferreds with fixed-to-floating-rate structures that have both attractive yields and defensive characteristics relative to interest rate risk. We have also found good values in floating-rate issues. We have been more selective in the $25-par market, based on higher new supply and generally less attractive relative valuations. That said, we have found some very appealing new issues in both markets.

Across the broad preferred securities market, we believe yields are still attractive compared with other fixed income classes, both in absolute terms and relative to historical credit spread relationships. Yields offered by preferreds generally exceed those offered by other investment-grade asset classes by a wider margin than they have historically; the spread to Treasurys remains well-wide of the historical norm. In addition, given wide credit spreads, the catalyst of much stronger financial-services regulation and a better economic backdrop suggests that improving credit fundamentals could lead to further spread tightening and good relative performance.

As well, we continue to believe that wide spreads could have a meaningful cushioning effect on prices should Treasury yields rise. This dampening effect has been evident in several recent periods, including as Treasury yields increased in December, resulting in losses to Treasury holders even as preferred prices generally rose. While we are vigilant and prefer securities less sensitive to interest rates, we do not expect interest rates to increase meaningfully or in a sustained fashion in the first half of 2013. Rather, we believe that rising taxes associated with the "fiscal cliff," as well as uncertainty surrounding federal spending negotiations, will have a dampening effect on growth and rates.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2012

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	17.46%[b]	20.31%[c]	—
1 Year (without sales charge)	22.04%	21.31%	22.52%
Since Inception[d] (with sales charge)	11.16%[b]	12.02%	—
Since Inception[d] (without sales charge)	12.77%	12.02%	13.17%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2012 prospectuses were as follows: Class A—1.29% and 1.10%; Class C—1.94% and 1.75%; and Class I—0.95% and 0.75%. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding applicable distribution and shareholder servicing fees for Class A and Class C, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.10% for Class A shares, 1.75% for Class C shares and 0.75% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 3.75% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of May 3, 2010.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Class A
Actual (10.71% return)	$1,000.00	$1,107.10	$5.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.58
Class C
Actual (10.34% return)	$1,000.00	$1,103.40	$9.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.34	$8.87
Class I
Actual (10.98% return)	$1,000.00	$1,109.80	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.81

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.10%, 1.75% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.22%, 1.87% and 0.87%, respectively.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2012

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Value	% of Net Assets
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I	$55,261,699	3.1
American International Group, 8.175%, due 5/15/58, (FRN)	44,817,177	2.5
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)	35,290,506	2.0
Wells Fargo & Co., 7.98%, due 3/29/49, Series K	35,289,550	2.0
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A (Jersey)	34,386,615	1.9
UBS AG, 7.625%, due 8/17/22 (Switzerland)	33,193,500	1.8
American General Institutional Capital A, 7.57%, due 12/1/45, 144A	32,665,500	1.8
Wells Fargo & Co., 7.50%, Series L ($1,000 Par Value)(Convertible)	32,193,000	1.8
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	30,255,325	1.7
General Electric Capital Corp., 7.125%, due 12/15/49, Series A	27,347,764	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are preferred stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	37.8%
BANKS	13.7%
Ally Financial, 7.25%, due 2/7/33		379,921	$9,498,025
Ally Financial, 7.35%, due 8/8/32		233,779	5,851,488
Ally Financial, 7.30%, due 3/9/31, (PINES)		562,024	14,044,980
Bank of America Corp., 7.25%, Series L ($1,000 Par Value)(Convertible)		15,775	17,904,625
Bank of America Corp., 8.625%, Series VIII		170,937	4,369,150
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)		738,959	18,614,377
Citigroup Capital XIV, 6.875%, due 6/30/66, (TruPS)		123,327	3,094,274
Citigroup Capital XV, 6.50%, due 9/15/66, (TruPS)		134,927	3,386,668
Citigroup Capital XVI, 6.45%, due 12/31/66, Series W (TruPS)		135,586	3,392,362
CoBank ACB, 6.25%, 144A ($100 Par Value)[a]		240,000	25,117,512
Countrywide Capital IV, 6.75%, due 4/1/33		127,062	3,153,679
Countrywide Capital V, 7.00%, due 11/1/36		810,527	20,417,175
First Niagara Financial Group, 8.625%, Series B		229,881	6,540,114
First Republic Bank, 6.70%, Series A		203,215	5,480,708
First Republic Bank, 6.20%, due 12/30/49, Series B		38,009	992,035
Huntington Bancshares, 8.50%, due 12/31/49, Series A ($1,000 Par Value)(Convertible)		17,017	20,930,910
KeyCorp, 7.75%, due 12/31/49, Series A ($100 Par Value)(Convertible)		19,207	2,405,677
PNC Financial Services Group, 6.125%, Series P		344,700	9,551,637
PrivateBancorp, 7.125%, due 10/30/42		348,075	8,928,124
US Bancorp, 6.50%, Series F		130,399	3,734,627
Wells Fargo & Co., 7.50%, Series L ($1,000 Par Value)(Convertible)		26,280	32,193,000
Zions Bancorp, 9.50%, due 12/29/49, Series C		533,419	13,804,884
Zions Bancorp, 7.90%, Series F		462,800	13,846,976
			247,253,007

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
BANKS—FOREIGN	2.4%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)		316,846	$7,978,182
Deutsche Bank Contingent Capital Trust III, 7.60%		265,252	7,145,889
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)		329,708	8,170,164
Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)		242,440	5,476,720
Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)		285,625	6,432,275
Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)		370,000	8,510,000
			43,713,230
ELECTRIC—INTEGRATED	1.7%
DTE Energy Co., 6.50%, due 12/1/61		147,654	4,029,478
Entergy Arkansas, 4.90%, due 12/1/52		278,700	6,925,695
Entergy Louisiana LLC, 5.25%, due 7/1/52		203,375	5,332,493
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series G		114,106	2,974,743
NextEra Energy Capital Holdings, 5.625%, due 6/15/72, Series H		139,701	3,635,020
SCE Trust I, 5.625%		271,600	7,007,280
			29,904,709
FINANCE	0.8%
INVESTMENT ADVISORY SERVICES	0.6%
Affiliated Managers Group, 6.375%, due 8/15/42		400,000	10,520,000
INVESTMENT BANKER/BROKER	0.2%
Raymond James Financial, 6.90%, due 3/15/42		153,040	4,173,401
TOTAL FINANCE			14,693,401
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
Stanley Black & Decker, 5.75%, due 7/25/52		500,000	12,975,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INSURANCE	6.1%
LIFE/HEALTH INSURANCE—FOREIGN	0.6%
Aegon NV, 6.875% (Netherlands)		157,132	$3,928,300
Aegon NV, 7.25% (Netherlands)		146,830	3,681,028
Aegon NV, 8.00%, due 2/15/42 (Netherlands)		98,987	2,769,656
			10,378,984
MULTI-LINE	1.3%
American International Group, 7.70%, due 12/18/62		216,336	5,494,934
Hartford Financial Services Group, 7.875%, due 4/15/42		645,000	18,517,950
			24,012,884
MULTI-LINE—FOREIGN	1.9%
ING Groep N.V., 6.375% (Netherlands)		169,832	4,108,236
ING Groep N.V., 7.05% (Netherlands)		234,352	5,861,144
ING Groep N.V., 7.20% (Netherlands)		218,926	5,490,664
ING Groep N.V., 7.375% (Netherlands)		527,050	13,170,980
ING Groep N.V., 8.50% (Netherlands)		234,865	6,010,195
			34,641,219
REINSURANCE	0.8%
Reinsurance Group of America, 6.20%, due 9/15/42		550,000	14,910,500
REINSURANCE—FOREIGN	1.5%
Arch Capital Group Ltd., 6.75% (Bermuda)		230,900	6,195,047
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		202,107	5,291,161
Axis Capital Holdings Ltd., 6.875%, Series C (Bermuda)[b]		256,140	6,838,938
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		163,398	4,356,191
Montpelier Re Holdings Ltd., 8.875% (Bermuda)		140,175	3,781,922
			26,463,259
TOTAL INSURANCE			110,406,846

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.8%
Qwest Corp., 7.00%, due 4/1/52		320,208	$8,453,491
Qwest Corp., 7.00%, due 7/1/52		189,876	4,934,877
Qwest Corp., 7.375%, due 6/1/51		228,874	6,136,112
Qwest Corp., 7.50%, due 9/15/51		144,215	3,889,479
Telephone & Data Systems, 6.875%, due 11/15/59		137,957	3,600,678
Telephone & Data Systems, 7.00%, due 3/15/60		187,146	4,955,626
			31,970,263
REAL ESTATE	10.0%
DIVERSIFIED	4.0%
Colony Financial, 8.50%, Series A		314,736	8,224,052
Coresite Realty Corp., 7.25%, due 12/12/17, Series A		349,038	8,799,248
Cousins Properties, 7.75%, Series A		199,343	5,039,391
Cousins Properties, 7.50%, Series B		83,350	2,085,417
DuPont Fabros Technology, 7.875%, Series A		318,329	8,461,185
Forest City Enterprises, 7.375%, due 2/1/34		445,000	10,840,200
Lexington Realty Trust, 7.55%, Series D		231,293	5,784,638
Retail Properties of America, 7.00%		327,500	8,072,875
Sovereign Real Estate Investment Trust, 12.00%, 144A ($1,000 Par Value)[a]		4,090	5,237,167
Urstadt Biddle Properties, 7.125%, Series F		232,000	6,029,680
Winthrop Realty Trust, 7.75%, due 8/15/22		132,900	3,435,465
			72,009,318
HOTEL	2.1%
Chesapeake Lodging Trust, 7.75%, Series A		295,000	7,811,600
Hersha Hospitality Trust, 8.00%, Series B		129,235	3,276,107
Hospitality Properties Trust, 7.125%, Series D		50,000	1,330,000
LaSalle Hotel Properties, 7.50%, Series H		99,900	2,572,425
Pebblebrook Hotel Trust, 7.875%, Series A		231,372	5,994,849
Strategic Hotels & Resorts, 8.50%, Series A		260,496	6,528,030
Strategic Hotels & Resorts, 8.25%, Series B		291,320	7,283,000
Sunstone Hotel Investors, 8.00%, Series D		171,620	4,378,026
			39,174,037

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INDUSTRIALS	0.3%
First Potomac Realty Trust, 7.75%, Series A		192,001	$4,928,665
MORTGAGE	0.3%
Annaly Capital Management, 7.50%, Series D		200,000	4,974,000
OFFICE	1.2%
BioMed Realty Trust, 7.375%, Series A		121,483	3,096,602
CommonWealth REIT, 6.50%, Series D (Convertible)		227,859	5,258,986
Corporate Office Properties Trust, 7.375%, Series L		292,000	7,340,880
Hudson Pacific Properties, 8.375%, Series B		230,908	6,180,252
			21,876,720
RESIDENTIAL—MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C		176,688	4,547,949
SHOPPING CENTERS	1.9%
COMMUNITY CENTER	0.9%
Cedar Realty Trust, 7.25%, Series B		195,000	4,767,750
DDR Corp., 7.375%, Series H		229,387	5,741,557
DDR Corp., 6.50%, Series J		100,000	2,446,000
Kite Realty Group Trust, 8.25%, Series A		103,490	2,654,518
			15,609,825
FREE STANDING	0.1%
Realty Income Corp., 6.625%, Series F		91,200	2,418,624
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.375%, Series D		204,110	5,112,956
Glimcher Realty Trust, 7.50%, due 11/20/49, Series H		189,700	4,816,483
Pennsylvania REIT, 8.25%, Series A		222,833	5,856,051
			15,785,490
TOTAL SHOPPING CENTERS			33,813,939
TOTAL REAL ESTATE			181,324,628

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
TRANSPORT—MARINE	0.6%
Seaspan Corp., 9.50%, due 1/29/49, Series C		359,575	$9,906,291
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$641,723,732)			682,147,375
PREFERRED SECURITIES—CAPITAL SECURITIES	58.1%
BANKS	9.6%
Bank of America Corp., 8.125%, due 12/29/49, Series M		3,500,000	3,879,785
Citigroup Capital III, 7.625%, due 12/1/36		3,000,000	3,229,887
CoBank ACB, 11.00%, Series C, 144A ($50 Par Value)[a]		45,000	2,318,909
Farm Credit Bank of Texas, 10.00%, due 12/15/20, Series I		14,200	17,727,812
Goldman Sachs Capital I, 6.345%, due 2/15/34		22,811,000	23,747,095
Goldman Sachs Capital III, 4.00%, due 12/31/49, Series F (FRN)		5,200,000	4,020,536
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I		48,600,000	55,261,699
M&T Capital Trust II, 8.277%, due 6/1/27		6,000,000	6,135,000
PNC Financial Services Group, 6.75%, due 7/29/49		9,000,000	10,264,473
Regions Financial Corp., 7.375%, due 12/10/37		10,661,000	11,727,100
Wells Fargo & Co., 7.98%, due 3/29/49, Series K		30,620,000	35,289,550
			173,601,846
BANKS—FOREIGN	17.6%
Abbey National Capital Trust I, 8.963%, due 12/29/49 (United Kingdom)		11,232,000	12,790,440
Banco do Brasil SA/Cayman, 9.25%, due 12/31/49, 144A (Brazil)[a]		19,950,000	24,787,875
Barclays Bank PLC, 6.278%, due 12/31/49 (United Kingdom)		5,550,000	5,328,272
Barclays Bank PLC, 6.86%, due 12/31/49, 144A (United Kingdom)[a]		14,600,000	15,056,250
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		25,000,000	25,031,250
BNP Paribas, 7.195%, due 12/31/49, 144A (France)[a]		12,900,000	13,287,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
BNP Paribas SA, 7.781%, due 6/29/49, (France) (EUR)		2,600,000	$3,825,896
BPCE SA, 9.00%, due 3/29/49, (France) (EUR)		6,000,000	8,434,676
Claudius Ltd. (Credit Suisse), 7.875%, due 12/12/49 (Jersey)		9,804,000	10,527,045
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41		11,400,000	12,117,060
HBOS Capital Funding LP, 6.85%, due 12/31/49 (Jersey)		20,983,000	19,282,726
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A (Jersey)[a]		25,054,000	34,386,615
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144A (United Kingdom)[a]		10,430,000	10,873,275
Lloyds TSB Bank PLC, 6.35%, due 12/31/49 (United Kingdom) (EUR)		5,686,000	6,184,318
Lloyds TSB Bank PLC, 11.875%, due 12/16/21, (FRN) (United Kingdom) (EUR)		4,405,000	7,326,065
Rabobank Nederland, 8.40%, due 12/31/49 (Netherlands)		21,150,000	23,091,781
Rabobank Nederland, 11.00%, due 6/29/49, 144A (Netherlands)[a]		12,330,000	16,778,097
RBS Capital Trust B, 6.80%, due 12/29/49 (United Kingdom)		12,000,000	10,980,000
RBS Capital Trust II, 6.425%, due 12/31/49, (FRN) (United Kingdom)		5,428,000	4,776,640
SMFG Preferred Capital, 9.50%, due 7/29/49, 144A (FRN) (Cayman Islands)[a]		4,000,000	5,142,000
Societe Generale, 6.625%, due 12/31/49 (France)		7,000,000	7,013,650
Standard Chartered PLC, 7.014%, due 7/29/49, 144A (United Kingdom)[a]		6,450,000	6,960,930
UBS AG, 7.625%, due 8/17/22 (Switzerland)		30,000,000	33,193,500
			317,175,361
FINANCE	4.6%
CREDIT CARD	0.3%
American Express Co., 6.80%, due 9/1/66		5,455,000	5,877,763

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	4.1%
Citigroup, 5.95%, due 12/31/49, (FRN)		20,650,000	$20,933,937
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		24,100,000	27,347,764
General Electric Capital Corp., 6.25%, due 12/15/49, Series B		23,000,000	25,155,123
			73,436,824
INVESTMENT BANKER/BROKER	0.2%
Charles Schwab Corp., 7.00%, due 12/31/49		2,700,000	3,096,792
TOTAL FINANCE			82,411,379
INSURANCE	19.0%
LIFE/HEALTH INSURANCE	6.0%
American General Institutional Capital A, 7.57%, due 12/1/45, 144Aa		27,450,000	32,665,500
American General Institutional Capital B, 8.125%, due 3/15/46, 144Aa		15,450,000	19,428,375
CNP Assurances, 6.875%, due 9/30/41, (FRN) (France) (EUR)		8,500,000	11,601,048
Friends Life Group PLC, 7.875%, due 12/31/49, (FRN) (United Kingdom)		9,500,000	10,127,532
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa		2,800,000	2,919,000
Nippon Life Insurance Co., 5.00%, due 10/18/42, 144A (Japan)[a]		8,400,000	8,890,006
Prudential Financial, 5.625%, due 6/15/43, (FRN)		22,475,000	23,403,217
			109,034,678
LIFE/HEALTH INSURANCE—FOREIGN	1.0%
Dai-Ichi Mutual Life, 7.25%, due 12/29/49, 144A (Japan)[a]		3,500,000	3,996,027
Prudential PLC, 7.75%, due 6/23/16 (United Kingdom)		13,155,000	14,260,020
			18,256,047

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
MULTI-LINE	5.1%
American International Group, 8.175%, due 5/15/58, (FRN)		34,277,000	$44,817,177
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa		13,565,000	16,752,775
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa		21,845,000	30,255,325
			91,825,277
MULTI-LINE—FOREIGN	1.9%
Aviva PLC, 8.25%, due 4/29/49 (United Kingdom)		5,850,000	6,375,927
AXA SA, 8.60%, due 12/15/30 (France)		5,000,000	6,282,655
AXA SA, 6.379%, due 12/31/49, 144A (France)[a]		8,250,000	8,126,250
AXA SA, 6.463%, due 12/31/49, 144A (France)[a]		6,300,000	6,237,000
Cloverie PLC, 8.25%, due 12/31/49 (Ireland)		5,800,000	6,702,039
			33,723,871
PROPERTY CASUALTY	1.6%
Liberty Mutual Group, 7.00%, due 3/15/37, 144Aa		5,505,000	5,498,119
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa		20,356,000	22,747,830
			28,254,949
PROPERTY CASUALTY—FOREIGN	0.6%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a]		10,000,000	11,473,940
REINSURANCE	0.3%
Reinsurance Group of America, 6.75%, due 12/15/65		5,500,000	5,513,750
REINSURANCE—FOREIGN	2.5%
Aquarius + Investments PLC, 8.25%, due 12/31/49 (Ireland)		9,980,000	10,711,255
Catlin Insurance Co., 7.249%, due 12/31/49, 144A (Bermuda)[a]		16,900,000	16,984,500
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Jersey)[a]		7,275,000	7,541,425
Swiss Re Capital I LP, 6.854%, due 5/29/49, 144A (Jersey)[a]		5,800,000	6,083,579
Swiss Reinsurance Co., Ltd., Series I, 7.635%, due 12/31/49, (Australia) (AUD)		3,000,000	3,087,124
			44,407,883
TOTAL INSURANCE			342,481,395

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a]		28,162	$35,290,506
OIL & GAS EXPLORATION & PRODUCTION	0.4%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)		5,000,000	6,962,740
PIPELINES	3.1%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		19,403,000	22,060,299
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B		14,325,000	16,419,759
Enterprise Products Operating LP, 8.375%, due 8/1/66		15,676,000	17,904,250
			56,384,308
UTILITIES	1.9%
ELECTRIC UTILITIES	0.7%
FPL Group Capital, 7.30%, due 9/1/67, Series D		12,200,000	13,570,756
MULTI-UTILITIES	1.2%
Dominion Resources, 7.50%, due 6/30/66, Series A		7,495,000	8,325,888
PPL Capital Funding, 6.70%, due 3/30/67, Series A		12,638,000	13,377,007
			21,702,895
TOTAL UTILITIES			35,273,651
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$964,144,199)			1,049,581,186
		Principal Amount
CORPORATE BONDS	1.7%
INSURANCE—PROPERTY CASUALTY	0.5%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		$8,400,000	8,671,135

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
CenturyLink, 7.65%, due 3/15/42		$7,850,000	$8,228,667
Citizens Communications Co., 9.00%, due 8/15/31		11,850,000	13,094,250
			21,322,917
TOTAL CORPORATE BONDS (Identified cost—$28,019,667)			29,994,052
		Number of Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[c]		8,450,366	8,450,366
Federated Government Obligations Fund, 0.01%[c]		8,450,573	8,450,573
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,900,939)			16,900,939
TOTAL INVESTMENTS (Identified cost—$1,650,788,537)	98.5%		1,778,623,552
OTHER ASSETS IN EXCESS OF LIABILITIES	1.5		27,940,681
NET ASSETS	100.0%		$1,806,564,233

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers, Harriman	USD	3,638,109	EUR	2,812,978	1/3/13	$74,884
Brown Brothers, Harriman	USD	3,073,511	AUD	2,959,830	1/3/13	123
Brown Brothers, Harriman	USD	43,627,824	EUR	33,098,120	1/3/13	60,066
Brown Brothers, Harriman	AUD	2,959,830	USD	3,080,251	1/3/13	6,616
Brown Brothers, Harriman	EUR	35,911,098	USD	46,710,643	1/3/13	(690,240)
Brown Brothers, Harriman	AUD	2,969,730	USD	3,076,765	2/4/13	156
Brown Brothers, Harriman	EUR	33,583,956	USD	44,276,617	2/4/13	(64,642)
						$(613,037)

Glossary of Portfolio Abbreviations

AUD  Australian Dollar

EUR  Euro Currency

FRN  Floating Rate Note

PINES  Public Income Notes

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 22.3% of the net assets of the Fund, of which 0.0% are illiquid.

b  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $2,136,000 in aggregate has been segregated as collateral.

c  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$1,650,788,537)	$1,778,623,552
Cash	5,621,860
Receivable for:
Dividends and interest	16,916,666
Fund shares sold	11,219,977
Investment securities sold	565,926
Unrealized appreciation on forward foreign currency exchange contracts	141,845
Other assets	33,204
Total Assets	1,813,123,030
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	754,882
Payable for:
Investment securities purchased	3,357,643
Fund shares redeemed	1,195,559
Investment management fees	799,007
Administration fees	74,471
Distribution fees	44,712
Shareholder servicing fees	39,438
Directors' fees	1,636
Other liabilities	291,449
Total Liabilities	6,558,797
NET ASSETS	$1,806,564,233
NET ASSETS consist of:
Paid-in capital	$1,681,774,195
Dividends in excess of net investment income	(1,549,585)
Accumulated net realized loss	(907,930)
Net unrealized appreciation	127,247,553
$1,806,564,233

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2012

CLASS A SHARES:
NET ASSETS	$413,603,114
Shares issued and outstanding ($0.001 par value common stock outstanding)	30,998,212
Net asset value and redemption price per share	$13.34
Maximum offering price per share ($13.34 ÷ .9625)[a]	$13.86
CLASS C SHARES:
NET ASSETS	$410,543,455
Shares issued and outstanding ($0.001 par value common stock outstanding)	30,899,710
Net asset value and offering price per share[b]	$13.29
CLASS I SHARES:
NET ASSETS	$982,417,664
Shares issued and outstanding ($0.001 par value common stock outstanding)	73,558,977
Net asset value, offering and redemption price per share	$13.36

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $12,488 of foreign withholding tax)	$38,747,428
Interest income (net of $1,436 of foreign withholding tax)	43,862,860
Total Income	82,610,288
Expenses:
Investment management fees	8,643,346
Distribution fees—Class A	655,711
Distribution fees—Class C	2,131,093
Shareholder servicing fees—Class A	262,285
Shareholder servicing fees—Class C	710,364
Shareholder servicing fees—Class I	69,036
Administration fees	850,232
Transfer agent fees and expenses	500,129
Custodian fees and expenses	171,792
Registration and filing fees	170,780
Professional fees	110,166
Shareholder reporting expenses	95,690
Directors' fees and expenses	85,446
Line of credit fees	24,135
Miscellaneous	54,101
Total Expenses	14,534,306
Reduction of Expenses (See Note 2)	(1,513,839)
Net Expenses	13,020,467
Net Investment Income	69,589,821
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,669,566
Foreign currency transactions	(683,602)
Net realized gain	16,985,964
Net change in unrealized appreciation (depreciation) on:
Investments	145,881,732
Foreign currency translations	(717,784)
Net change in unrealized appreciation	145,163,948
Net realized and unrealized gain	162,149,912
Net Increase in Net Assets Resulting from Operations	$231,739,733

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$69,589,821	$27,585,459
Net realized gain (loss)	16,985,964	(4,002,686)
Net change in unrealized appreciation (depreciation)	145,163,948	(19,328,354)
Net increase in net assets resulting from operations	231,739,733	4,254,419
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,316,059)	(5,295,510)
Class C	(14,952,881)	(5,461,040)
Class I	(42,485,526)	(16,507,064)
Net realized gain:
Class A	(2,663,280)	—
Class C	(2,822,876)	—
Class I	(6,744,681)	—
Tax return of capital:
Class A	(489,660)	(757,867)
Class C	(533,211)	(865,727)
Class I	(1,287,349)	(2,183,495)
Total dividends and distributions to shareholders	(87,295,523)	(31,070,703)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	959,943,211	565,115,659
Total increase in net assets	1,104,387,421	538,299,375
Net Assets:
Beginning of year	702,176,812	163,877,437
End of year[a]	$1,806,564,233	$702,176,812

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $1,549,585 and $640,387, respectively.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,		For the Period May 3, 2010[a]
			though
Per Share Operating Performance:	2012	2011	December 31, 2010
Net asset value, beginning of period	$11.69	$12.10	$11.46
Income from investment operations:
Net investment income[b]	0.71	0.75	0.53
Net realized and unrealized gain (loss)	1.80	(0.35)	0.52
Total from investment operations	2.51	0.40	1.05
Less dividends and distributions to shareholders from:
Net investment income	(0.73)	(0.70)	(0.34)
Net realized gain	(0.11)	—	(0.04)
Tax return of capital	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.86)	(0.81)	(0.41)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.65	(0.41)	0.64
Net asset value, end of period	$13.34	$11.69	$12.10
Total investment return[d,e]	22.04%	3.32%	9.22%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$413.6	$136.4	$50.4
Ratio of expenses to average daily net assets (before expense reduction)[g]	1.22%	1.29%	1.67%[h]
Ratio of expenses to average daily net assets (net of expense reduction)[g]	1.10%	1.06%	0.85%[h]
Ratio of net investment income to average daily net assets (before expense reduction)[g]	5.45%	5.95%	5.71%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)[g]	5.57%	6.18%	6.53%[h]
Portfolio turnover rate	39%	44%	31%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,		For the Period May 3, 2010[a]
			though
Per Share Operating Performance:	2012	2011	December 31, 2010
Net asset value, beginning of period	$11.65	$12.06	$11.46
Income from investment operations:
Net investment income[b]	0.63	0.67	0.49
Net realized and unrealized gain (loss)	1.79	(0.34)	0.49
Total from investment operations	2.42	0.33	0.98
Less dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.63)	(0.31)
Net realized gain	(0.11)	—	(0.04)
Tax return of capital	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.78)	(0.74)	(0.38)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.64	(0.41)	0.60
Net asset value, end of period	$13.29	$11.65	$12.06
Total investment return[d,e]	21.31%	2.69%	8.62%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$410.5	$152.1	$48.4
Ratio of expenses to average daily net assets (before expense reduction)[g]	1.87%	1.94%	2.32%[h]
Ratio of expenses to average daily net assets (net of expense reduction)[g]	1.75%	1.71%	1.50%[h]
Ratio of net investment income to average daily net assets (before expense reduction)[g]	4.82%	5.36%	5.22%[h]
Ratio of net investment income to average daily net assets (net of expense reduction)[g]	4.94%	5.59%	6.04%[h]
Portfolio turnover rate	39%	44%	31%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,		For the Period May 3, 2010[a]
			though
Per Share Operating Performance:	2012	2011	December 31, 2010
Net asset value, beginning of period	$11.70	$12.10	$11.46
Income from investment operations:
Net investment income[b]	0.76	0.80	0.58
Net realized and unrealized gain (loss)	1.80	(0.35)	0.49
Total from investment operations	2.56	0.45	1.07
Less dividends and distributions to shareholders from:
Net investment income	(0.77)	(0.74)	(0.36)
Net realized gain	(0.11)	—	(0.04)
Tax return of capital	(0.02)	(0.11)	(0.03)
Total dividends and distributions to shareholders	(0.90)	(0.85)	(0.43)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.66	(0.40)	0.64
Net asset value, end of period	$13.36	$11.70	$12.10
Total investment return[d]	22.52%	3.74%	9.39%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$982.4	$413.7	$65.1
Ratio of expenses to average daily net assets (before expense reduction)[f]	0.87%	0.94%	1.32%[g]
Ratio of expenses to average daily net assets (net of expense reduction)[f]	0.75%	0.71%	0.50%[g]
Ratio of net investment income to average daily net assets (before expense reduction)[f]	5.83%	6.47%	6.43%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)[f]	5.95%	6.70%	7.25%[g]
Portfolio turnover rate	39%	44%	31%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued at the prevailing forward exchange rate.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2012, there were $7,556,076 of securities transferred

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

between Level 1 and Level 2 which resulted from the Fund using prices provided by a pricing service to value certain securities which included other significant observable inputs.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Preferred Securities—$25 Par Value—Banks	$247,253,007	$222,135,495	$25,117,512	$—
Preferred Securities—$25 Par Value—Real Estate— Diversified	72,009,318	66,772,151	5,237,167	—
Preferred Securities—$25 Par Value—Other Industries	362,885,050	362,885,050	—	—
Preferred Securities— Capital Securities—Banks	173,601,846	—	155,874,034	17,727,812	[b]
Preferred Securities— Capital Securities— Other Industries	875,979,340	—	875,979,340	—
Corporate Bonds	29,994,052	—	29,994,052	—
Money Market Funds	16,900,939	—	16,900,939	—
Total Investments[c]	$1,778,623,552	$651,792,696	$1,109,103,044	$17,727,812
Forward foreign currency exchange contracts	141,845	—	141,845	—
Total Appreciation in Other Financial Instruments[c]	$141,845	$—	$141,845	$—
Forward foreign currency exchange contracts	(754,882)	—	(754,882)	—
Total Depreciation in Other Financial Instruments[c]	$(754,882)	$—	$(754,882)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued by a pricing service which utilized independent broker quotes.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— $25 Par Value— Bank	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Oil & Gas Exploration & Production
Balance as of December 31, 2011	$5,188,161	$2,832,625	$—	$2,355,536
Purchases	6,657,043	2,940,000	—	3,717,043
Sales	(6,100,000)	(6,100,000)	—	—
Amortization	(582)	—	—	(582)
Realized gain	224,840	224,840	—	—
Change in unrealized appreciation	993,278	102,535	—	890,743
Transfers into Level 3[a]	17,727,812	—	17,727,812	—
Transfers out of Level 3[b]	(6,962,740)	—	—	(6,962,740)
Balance as of December 31, 2012	$17,727,812	$—	$17,727,812	$—

a  As of December 31, 2011, the Fund used significant observable inputs in determining the value of certain investments. As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments.

b  As of December 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2012, the Fund used significant observable inputs in determining the value on the same investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2012, a portion of the dividends has been reclassified to return of capital and distributions of net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended December 31, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.10% for Class A shares, 1.75% for Class C shares and 0.75% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the year ended December 31, 2012, fees waived and/or expenses reimbursed totaled $1,513,839.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2012, the Fund paid the advisor $617,382 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 3.75% for Class A shares which commenced on June 1, 2012. Prior to June 1, 2012, the maximum initial sales charge was 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2012, the Fund has been advised that the distributor received $410,731 in sales commissions from the sale of Class A shares and $46,270 and $71,213 of CDSC relating to redemptions of Class A and C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund, in the amount of $17,159 for the year ended December 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $1,410,373,992 and $475,252,183, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2012 and the effect of derivatives held during the year ended December 31, 2012, along with the respective location in the financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Forward foreign currency exchange contracts	Unrealized appreciation	$141,845	Unrealized depreciation	$754,882
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(688,702)	$(743,100)

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the year ended December 31, 2012:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$24,339,790
Ending Notional Amount	$47,353,382

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2012	2011
Ordinary income	$82,064,757	$27,263,614
Long-term capital gain	2,920,546	—
Tax return of capital	2,310,220	3,807,089
Total dividends and distributions	$87,295,523	$31,070,703

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,654,329,725
Gross unrealized appreciation	$127,824,282
Gross unrealized depreciation	(3,530,455)
Net unrealized appreciation	$124,293,827

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund incurred net ordinary capital losses of $506,132 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2012, the Fund utilized net capital loss carryforwards of $2,836,903.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, certain fixed income securities and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $114,817, accumulated net realized loss was charged $1,089,490 and dividends in excess of net investment income was credited $974,673. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 600 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS A:
Sold	25,418,970	$325,040,045	11,460,890	$137,745,212
Issued as reinvestment of dividends and distributions	1,043,170	13,406,946	291,649	3,504,192
Redeemed	(7,128,433)	(91,654,478)	(4,256,635)	(50,730,825)
Redemption fees retained by the Fund[a]	—	—	—	2,555
Net increase	19,333,707	$246,792,513	7,495,904	$90,521,134
CLASS C:
Sold	19,931,667	$252,206,078	9,849,875	$118,620,691
Issued as reinvestment of dividends and distributions	560,528	7,183,060	145,208	1,731,681
Redeemed	(2,645,525)	(33,971,664)	(952,704)	(11,299,508)
Redemption fees retained by the Fund[a]	—	—	—	2,491
Net increase	17,846,670	$225,417,474	9,042,379	$109,055,355

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS I:
Sold	59,825,821	$765,409,444	37,537,321	$455,670,619
Subscriptions in-kind[b]	342,468	4,291,121	—	—
Issued as reinvestment of dividends and distributions	1,201,092	15,472,775	355,156	4,245,465
Redeemed	(23,155,734)	(297,440,116)	(7,926,576)	(94,380,245)
Redemption fees retained by the Fund[a]	—	—	—	3,331
Net increase	38,213,647	$487,733,224	29,965,901	$365,539,170

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

b  Certain shareholders of the Fund were permitted to purchase shares in-kind.

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the year ended December 31, 2012, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Preferred Securities and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Preferred Securities and Income Fund, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $39,495,970. Additionally, 16.9% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $2,558,675 at the 15% rate and $361,871 at the 25% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present

  (table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

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COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

  (table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 45	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CPXAX
Class  C—CPXCX
Class   I— CPXIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CPXAXAR

Annual Report December 31, 2012

Cohen & Steers Preferred Securities and Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$46,350	$45,000
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2012 and December 31, 2011 (the registrant commenced operations on May 3, 2010), the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011
Registrant	$6,400	$6,250
Investment Advisor	$15,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2013